BLACKROCK FUNDS II
BlackRock Strategic Income Opportunities Portfolio
(the “Fund”)

SUPPLEMENT DATED NOVEMBER 23, 2010
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

At the special meeting of shareholders held on November 19, 2010, shareholders of record as of September 24, 2010 of the Fund approved the elimination of the Fund’s fundamental investment policy regarding purchasing securities on margin and engaging in short selling. The elimination of this fundamental investment policy will provide the Fund with the added flexibility to engage in short sales of securities that the Fund does not own outright or have an immediate or unconditional right to acquire.

Effective November 19, 2010, the following changes are made to the Prospectus of the Fund:

The section entitled “Fund Overview — Principal Risks of Investing in the Fund” is amended to add the following:

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

The section entitled “Details About the Fund — Main Risks of Investing in the Fund” is amended to add the following:

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Effective November 19, 2010, the following change is made to the Statement of Additional Information of the Fund:

The section entitled “Investment Restrictions” is amended as follows with respect to the Fund only:

Investment restriction No. 8 regarding purchasing securities on margin and engaging in short selling is hereby deleted.

Code: PRO&SAI-SIO-1110-SUP